Document And Entity Information (USD $)	6 Months Ended
	Jun. 30, 2011	Aug. 05, 2011	Jun. 30, 2010
Entity Registrant Name	SYSTEMAX INC
Entity Central Index Key	0000945114
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Public Float			$ 158,673,326
Entity Common Stock, Shares Outstanding		36,388,473
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	Q2
Document Type	10-Q
Amendment Flag	false
Document Period End Date	Jun 30, 2011

Condensed Consolidated Balance Sheets (Unaudited) (USD $) In Thousands	Jun. 30, 2011	Dec. 31, 2010
Current assets:
Cash	$ 99,792	$ 92,077
Accounts receivable, net	265,915	276,344
Inventories	358,469	370,375
Prepaid expenses and other current assets	14,086	19,308
Deferred income taxes	6,616	7,133
Total current assets	744,878	765,237
Property, plant and equipment, net	73,352	73,765
Deferred income taxes	1,803	2,313
Goodwill and intangibles	49,091	49,473
Other assets	3,465	3,312
Total assets	872,589	894,100
Current liabilities:
Accounts payable	335,255	377,030
Accrued expenses and other current liabilities	74,630	84,680
Short-term debt	2,750	0
Current portion of long term debt	2,515	2,655
Total current liabilities	415,150	464,365
Long-term debt	6,818	7,386
Other liabilities	14,480	13,081
Total liabilities	436,448	484,832
Commitments and contingencies
Shareholders' equity:
Preferred stock	0	0
Common stock	389	389
Additional paid-in capital	179,819	181,519
Treasury stock	(30,701)	(24,947)
Retained earnings	282,651	253,526
Accumulated other comprehensive income (loss)	3,983	(1,219)
Total shareholders' equity	436,141	409,268
Total liabilities and shareholders' equity	$ 872,589	$ 894,100

Condensed Consolidated Statements of Operations (Unaudited) (USD $) In Thousands, except Per Share data	3 Months Ended		6 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010
[IncomeStatementAbstract]
Net sales	$ 872,222	$ 805,875	$ 1,802,089	$ 1,721,112
Cost of sales	743,279	692,474	1,542,648	1,483,110
Gross profit	128,943	113,401	259,441	238,002
Selling, general & administrative expenses	114,265	96,966	225,634	201,154
Special (gains) charges	(7,150)	343	(6,646)	343
Operating income	21,828	16,092	40,453	36,505
Foreign currency exchange (gain) loss	(354)	858	(1,737)	2,401
Interest and other income, net	(631)	(191)	(757)	(434)
Interest expense	510	407	1,040	723
Income before income taxes	22,303	15,018	41,907	33,815
Provision for income taxes	6,744	5,568	12,782	12,614
Net income	$ 15,559	$ 9,450	$ 29,125	$ 21,201
Net income per common share:
Basic	$ 0.42	$ 0.26	$ 0.79	$ 0.57
Diluted	$ 0.42	$ 0.25	$ 0.78	$ 0.56
Weighted average shares outstanding:
Basic	36,833	36,967	36,996	36,876
Diluted	37,101	37,726	37,405	37,570

Condensed Consolidated Statements of Cash Flows (Unaudited) (USD $) In Thousands	6 Months Ended
	Jun. 30, 2011	Jun. 30, 2010
Cash flows from operating activities:
Net income	$ 29,125	$ 21,201
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	8,638	6,809
Benefit from deferred income taxes	(209)	(168)
Provision for returns and doubtful accounts	1,640	1,948
Compensation expense related to equity compensation plans	1,053	1,438
Return of common stock	(7,890)	0
Excess tax benefit from exercises of stock options	(187)	(752)
Loss on dispositions and abandonment	71	19
Changes in operating assets and liabilities:
Accounts receivable	19,997	(11,404)
Inventories	15,324	(18,972)
Prepaid expenses and other current assets	1,436	3,089
Accounts payable, accrued expenses and other current liabilities	(56,847)	(18,256)
Net cash provided by (used in) operating activities	12,151	(15,048)
Cash flows from investing activities:
Purchases of property, plant and equipment	(6,664)	(8,807)
Proceeds from disposals of property, plant and equipment	11	3
Net cash used in investing activities	(6,653)	(8,804)
Cash flows from financing activities:
Borrowings on credit facility and short term debt	13,516	105,891
Repayments of borrowings on credit facility and short term debt	(10,861)	(106,183)
Proceeds from Long-term Capital Lease Obligations	624	0
Repayments from capital lease obligations	(1,337)	(594)
Proceeds from issuance of common stock	188	846
Excess tax benefit from exercises of stock options	187	752
Net cash provided by financing activities	2,317	712
Effects of exchange rates on cash	(100)	(2,386)
Net increase (decrease) in cash	7,715	(25,526)
Cash - beginning of period	92,077	58,309
Cash - end of period	99,792	32,783
Supplemental disclosures of non-cash investing and financing activities:
Acquisitions of equipment through capital leases	$ 628	$ 47

Condensed Consolidated Statement of Shareholders' Equity (Unaudited) (USD $) In Thousands	Total	Common Stock [Member]	Additional Paid-in Capital [Member]	Treasury Stock, At Cost [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Comprehensive Income [Member]
Balances at Dec. 31, 2010	$ 409,268	$ 389	$ 181,519	$ (24,947)	$ 253,526	$ (1,219)	$ 0
Balances (in shares) at Dec. 31, 2010		36,755
Stock-based compensation expense			933
Issuance of restricted stock			(1,371)	1,507
Issuance of restricted stock (in shares)		126
Exercise of stock options			(441)	629
Exercise of stock options (in shares)		53
Return of common stock	(7,890)			(7,890)
Return of common stock (in shares)		(550)
Surrender of fully vested options			(1,029)
Income tax benefit on stock-based compensation			208
Change in cumulative translation adjustment						5,202	5,202
Net income	29,125				29,125		29,125
Total comprehensive income							34,327
Balances at Jun. 30, 2011	$ 436,141	$ 389	$ 179,819	$ (30,701)	$ 282,651	$ 3,983
Balances (in shares) at Jun. 30, 2011		36,384

Basis of Presentation	6 Months Ended
Jun. 30, 2011
Basis of Presentation [Abstract]
Basis of Presentation
Basis of Presentation

The accompanying condensed consolidated financial statements of the Company and its wholly-owned subsidiaries are unaudited and have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and the rules and regulations of the Securities and Exchange Commission.  Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America are not required in these interim financial statements and have been condensed or omitted.  All significant intercompany accounts and transactions have been eliminated in consolidation.  Certain prior year amounts have been reclassified to conform to current year presentation.

In the opinion of management, the accompanying condensed consolidated financial statements contain all normal and recurring adjustments necessary to present fairly the financial position of the Company as of June 30, 2011 and the results of operations for the three and six month periods ended June 30, 2011 and 2010, cash flows for the six month periods ended June 30, 2011 and 2010 and changes in shareholders' equity for the six month period ended June 30, 2011.  The December 31, 2010 condensed consolidated balance sheet has been derived from the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

These condensed consolidated financial statements should be read in conjunction with the Company's audited consolidated financial statements as of December 31, 2010 and for the year then ended included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010.  The results for the three and six months ended June 30, 2011 are not necessarily indicative of the results for the entire year.

Systemax manages its business and reports using a 52-53 week fiscal year that ends at midnight on the Saturday closest to December 31.  For clarity of presentation herein, fiscal years and quarters are referred to as if they ended on the traditional calendar month.  The actual fiscal second quarter ended on July 2, 2011.  The second quarters of both 2011 and 2010 included 13 weeks and the first six months of both 2011 and 2010 included 26 weeks.

Net Income per Common Share	6 Months Ended
Jun. 30, 2011
Net Income per Common Share [Abstract]
Net Income per Common Share
Net Income per Common Share

Net income per common share - basic was calculated based upon the weighted average number of common shares outstanding during the respective periods presented using the two class method of computing earnings per share.  The two class method was used as the Company has outstanding restricted stock with rights to dividend participation for unvested shares.  Net income per common share - diluted was calculated based upon the weighted average number of common shares outstanding and included the equivalent shares for dilutive options and restricted stock awards outstanding during the respective periods, including unvested options. The dilutive effect of outstanding options and restricted stock issued by the Company is reflected in net income per share - diluted using the treasury stock method.  Under the treasury stock method, options will only have a dilutive effect when the average market price of common stock during the period exceeds the exercise price of the options and restricted stock awards. The weighted average number of stock options outstanding included in the computation of diluted earnings per share was 0.3 million and 0.8 million shares for the three months ended June 30, 2011 and 2010, respectively, and 0.4 million and 0.7 million shares for the six months ended June 30, 2011 and 2010, respectively.  The weighted average number of restricted stock awards included in the computation of diluted earnings per share was 0.1 million shares for the three months ended June 30, 2011 and 2010 and 0.2 million shares for the six months ended June 30, 2011 and 2010.  The weighted average number of stock options outstanding excluded from the computation of diluted earnings per share was 0.6 million and 0.1 million shares for the three months ended June 30, 2011 and 2010, respectively, and 0.7 million and 0.5 million shares for the six months ended June 30, 2011 and 2010, respectively, due to their antidilutive effect.

Comprehensive Income	6 Months Ended
Jun. 30, 2011
Comprehensive Income [Abstract]
Comprehensive Income
Comprehensive Income

Comprehensive income consists of net income and foreign currency translation adjustments and is included in the condensed consolidated statement of shareholders' equity.  For the three month periods ended June 30, 2011 and 2010, comprehensive income was  $15.8 million and  $5.6 million, respectively and for the six month periods ended June 30, 2011 and 2010, comprehensive income was  $34.3 million and  $14.2 million, respectively.

Credit Facilities	6 Months Ended
Jun. 30, 2011
Credit Facilities [Abstract]
Credit Facilities
4.	Credit Facilities

The Company maintains a  $125.0 million (which may be increased to  $200.0 million, subject to certain conditions) secured revolving credit agreement with a group of financial institutions which provides for borrowings in the United States and United Kingdom.  The credit facility has a five year term, maturing on October 26, 2015. Availability is subject to a borrowing base formula that takes into account eligible receivables and eligible inventory.  Borrowings are secured by substantially all of the Company's assets, including accounts receivable, inventory and certain other assets, subject to limited exceptions, including the exclusion of certain foreign assets from the collateral.  The credit agreement contains certain operating, financial and other covenants, including limits on annual levels of capital expenditures, availability tests related to payments of dividends and stock repurchases and fixed charge coverage tests related to acquisitions.  The borrowings under the agreement are subject to borrowing base limitations of up to 85% of eligible accounts receivable and up to 40% of qualified inventories.  The interest rate under this facility is computed at applicable market rates based on LIBOR or the Prime Rate, plus an applicable margin. The revolving credit agreement requires that a minimum level of availability be maintained.  If such availability is not maintained, the Company will be required to maintain a fixed charge coverage ratio (as defined).  The applicable margin varies based on borrowing base availability.  As of June 30, 2011, eligible collateral under the agreement was  $125.0 million, total availability was  $115.8 million, total outstanding letters of credit were  $9.2 million and there were no outstanding advances.  The Company was in compliance with all of the covenants under this facility as of June 30, 2011.

The Company's Inmac-WStore subsidiary maintains a secured revolving credit agreement with a financial institution in France which is secured by Inmac-WStore accounts receivable balances.  Available amounts for borrowing under this facility includes all accounts receivable balances not over 60 days past due reduced by the greater of EUR4.0 million or 10% of the eligible accounts receivable.  As of June 30, 2011, there was availability under this credit facility of approximately EUR13.5 million ( $19.6 million) and there was EUR1.9 million ( $2.8 million) of outstanding borrowings.  Under this agreement the Company is subject to certain non-financial covenants which it was in compliance with at June 30, 2011.  The credit facility duration is indefinite; however either party may cancel the agreement with ninety days notice.

Long Term Debt	6 Months Ended
Jun. 30, 2011
Notes to financial [Abstract]
Long term debt
5.	Long Term Debt

On September 23, 2010, the Company (through a subsidiary) completed a tax exempt Recovery Zone Facility Bond (the "Bonds") financing for up to  $15.0 million with the Development Authority of Jefferson, Georgia (the "Authority").   The Bonds were issued by the Authority and initially purchased by GE Government Finance Inc., and mature on October 1, 2018.  Interest on the Bonds is calculated at the rate of 4.15% per annum and principal and interest payments are due monthly.  The proceeds of the Bonds are to be used to finance or repay the costs of capital equipment purchased for the Company's distribution facility located in Jefferson, Georgia.  The purchase and installation of all the equipment for the facility is expected to be completed by December 31, 2011.  Pursuant to the transaction, the Company will transfer to the Authority for consideration consisting of the Bond proceeds ownership of the equipment to be used at the distribution facility and the Authority in turn will lease the equipment to the Company's subsidiary pursuant to a capital equipment lease expiring October 1, 2018.  Under the capital equipment lease, the Company has the right to acquire ownership of the equipment at any time for a purchase price sufficient to pay off all principal and interest on the Bonds, plus  $1.00.  As a result of the capital lease treatment for this transaction, the leased equipment is included in property, plant and equipment in the Company's consolidated balance sheet. As of June 30, 2011 there was  $7.5 million outstanding against this facility.

Business Exit and Reorganization Costs	6 Months Ended
Jun. 30, 2011
Business Exit and Reorganization Costs [Abstract]
Reorganization Costs
6.	Reorganization Costs

In 2010, the Company's WStore France subsidiary incurred integration related charges of approximately  $3.7 million for severances and other costs related to the merger of its Misco and WStore operations.  These costs were recorded in selling, general and administrative expenses within the Technology Products segment. Other costs totaling  $0.3 million were recorded in selling, general and administrative expenses within the Corporate and other segment in fiscal year 2010.  The Company anticipates incurring minimal additional costs related to this integration.

The following table details the associated liabilities incurred related to this plan (in thousands):
	Severance and Personnel Costs	Other Exit Costs	Total
Balance January 1, 2010	$-	$-	$-
Charged to expense	2,975	1,030	4,005
Paid or otherwise settled	(1,923)	(946)	(2,869)
Balance December 31, 2010	$1,052	$84	$1,136
Charged to expense	-	-	-
Paid or otherwise settled	(881)	(84)	(965)
Balance June 30, 2011	$171	$-	$171

Segment Information	6 Months Ended
Jun. 30, 2011
Segment Information [Abstract]
Segment Information
7.	Segment Information

Systemax is primarily a direct marketer of brand name and private label products. Our operations are organized into two reportable business segments - Technology Products and Industrial Products.

Our Technology Products segment sells computers, computer supplies and consumer electronics which are marketed in North America and Europe.  Most of these products are manufactured by other companies.  Some products are manufactured for us to our own design and marketed on a private label basis.

Our Industrial Products segment sells a wide array of industrial products and supplies which are marketed in North America. Most of these products are manufactured by other companies.  Some products are manufactured for us to our own design and marketed on a private label basis.

The Company's chief operating decision-maker is the Company's Chief Executive Officer.  The Company evaluates segment performance based on operating income, before net interest, foreign exchange gains and losses, reorganization and other charges, internal management fees and income taxes. Corporate costs not identified with the disclosed segments are grouped as "Corporate and other" below.

The chief operating decision-maker reviews assets and makes capital expenditure decisions for the Company on a consolidated basis only.  The accounting policies of the segments are the same as those of the Company.

The Company's Industrial Products and Technology Products segments sell dissimilar products.  Industrial products are generally higher in price, lower in volume and higher in product margin.  Technology products are generally higher in volume, lower in price and lower in product margin.  This results in higher operating margin for the Industrial Products segment.  Each segment carries specifically identifiable selling, general and administrative expenses, with the selling, general and administrative expenses for the Industrial Products segment being higher as a percentage of sales than those of the Technology Products segment as a result of the Industrial Products segment having a longer selling cycle than the Technology Products segment.

Financial information relating to the Company's operations by reportable segment was as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30		June 30
	2011	2010	2011	2010
Net sales:
Technology Products	$792,745	$743,073	$1,651,008	$1,603,212
Industrial Products	78,765	62,249	149,600	116,780
Corporate and Other	712	553	1,481	1,120
Consolidated	$872,222	$805,875	$1,802,089	$1,721,112

Operating income (loss):
Technology Products	$18,942	$15,473	$36,682	$37,272
Industrial Products	8,960	6,145	15,817	9,724
Corporate and Other	(6,074)	(5,526)	(12,046)	(10,491)
Consolidated	$21,828	$16,092	$40,453	$36,505
Financial information relating to the Company's operations by geographic area was as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30		June 30
	2011	2010	2011	2010
Net sales:
United States	$552,557	$518,936	$1,136,638	$1,101,183
United Kingdom	102,300	97,300	220,299	212,760
Other Europe	163,879	143,899	331,424	307,453
Other North America	53,486	45,740	113,728	99,716
Consolidated	$872,222	$805,875	$1,802,089	$1,721,112

 Revenues are attributed to countries based on the location of the selling subsidiary.

Settlement Agreement	6 Months Ended
Jun. 30, 2011
Notes to Financial Statements [Abstract]
Settlement Agreement [Text Block]
8.	Settlement Agreement

On April 18, 2011, the Company notified Gilbert Fiorentino, who was at the time the Chief Executive of its Technology Products Group and a Director, that it intended to terminate his employment pursuant to the terms of his employment agreement and that Fiorentino was being placed on immediate administrative leave.  The Company's action followed the conclusion of an independent investigation by its Audit Committee of the Board of Directors, with the assistance of independent counsel, of the Company's Miami, Florida operations.  This investigation was initially disclosed in the Company's Form 10-K for 2010.

On May 9, 2011, the Company announced that it accepted the resignation of Fiorentino, and that it had executed an agreement with Fiorentino under which Fiorentino surrendered certain assets to the Company valued at approximately  $11 million at May 9, 2011; these assets included the surrender of 1,130,001 shares of Systemax common stock owned or beneficially owned by Fiorentino and  $480,000 in cash.  The agreement also requires Fiorentino to disclose his and his immediate family's personal assets; forfeit undisclosed assets discovered by the Company; disclose information regarding certain matters that led to his being notified of the Company's intent to terminate him; and to fully cooperate with the Company in the future.  Fiorentino and the Company also exchanged mutual general releases and nondisparagement commitments, and Fiorentino agreed to a 5 year noncompetition obligation.  The financial statement benefit to the Company related to the surrender of shares and cash payment was approximately  $8.4 million and was recorded in the second quarter of 2011 under special (gains) charges, net of related legal and professional fees of approximately  $1.3 million for the quarter ended June 30, 2011 and  $1.8 million for the first six months of 2011, in the accompanying financial statements.  The matters investigated occurred over a number of years, did not have a material impact on Systemax's previously reported financial results in any reporting period, and were limited to the Company's Miami operations.

Legal Proceedings	6 Months Ended
Jun. 30, 2011
Legal Proceedings [Abstract]
Legal Proceedings
9.	Legal Proceedings

On June 21, 2011 Systemax Inc. received notice that the Securities and Exchange Commission ("SEC") has initiated a formal investigation into certain matters discovered by the Company during its internal investigation of its Miami Florida operations.  That internal investigation resulted in the resignation of Gilbert Fiorentino (the former Chief Executive of the Technology Products Group and a director of the Company) on May 9, 2011 and the Company entering into an agreement with Mr. Fiorentino under which, among other things, he surrendered to the Company certain assets then valued at approximately  $11 million.  The internal investigation was conducted by the Company's independent Audit Committee of the Board of Directors, with the assistance of independent counsel.  The Company is fully cooperating with the SEC in its formal investigation and  does not expect to comment further on developments related to this matter and disclaims any intention or obligation to update any of the information contained herein, except as required by law.

The Company and its subsidiaries are involved in various lawsuits, claims, investigations and  proceedings including commercial, employment, consumer, personal injury and health and safety law matters, which are being handled and defended in the ordinary course of business.  In addition, the Company is subject to various assertions, claims, proceedings and requests for indemnification concerning intellectual property, including patent infringement suits involving technologies that are incorporated in a broad spectrum of products the Company sells. The Company is also audited by (or has initiated voluntary disclosure agreements with) numerous governmental agencies in various countries, including U.S. Federal and state authorities, concerning potential income tax, sales tax and unclaimed property liabilities.  These matters are in various stages of investigation, negotiation and/or litigation, and are being vigorously defended.

Although the Company does not expect, based on currently available information, that the outcome in any of these matters, individually or collectively, will have a material adverse effect on its financial condition or results of operations, the ultimate outcome is inherently unpredictable.

Therefore, judgments could be rendered or settlements entered, that could adversely affect the Company's operating results or cash flows in a particular period.  The Company routinely assesses all of its litigation and threatened litigation as to the probability of ultimately incurring a liability, and records its best estimate of the ultimate loss in situations where it assesses the likelihood of loss as probable and estimable.